Exhibit 99.1

Electric Last Mile Appoints Jonathan Ballon as Chief Digital Officer

Former Intel VP & GM of IoT and GE Digital Co-Founder Brings Decades of Technology Leadership

Troy, Mich. (June 24, 2021) – Electric Last Mile, Inc. (“ELMS” or “the Company”) today announced that Jonathan Ballon has joined the Company as its first Chief Digital Officer. In this newly created role, reporting directly to Co-Founder and CEO James Taylor, Mr. Ballon will be responsible for the Company’s overall digital technology strategy and play a pivotal role in the investment and commercialization of ELMS’ software and data solutions as well as the formulation of new business models to service commercial fleets and their partners.

ELMS also announced that Mr. Ballon will lead the establishment of a new ELMS Software & IoT Center of Excellence. The Company is currently evaluating locations.

“I’m thrilled to have Jonathan join our leadership team and bring his decades of experience transforming productivity for the enterprise as we work to deliver innovative digital solutions that make our customers more efficient,” said ELMS Co-Founder and CEO, James Taylor.

“I’m excited to be joining a company so focused on the customer and pioneering the future of last mile solutions,” said Ballon. “ELMS is not simply innovating commercial vehicles. We aim to reimagine the alchemy of hardware and software for commercial EVs, and to creatively explore how new solutions can unlock productivity for business. With the demand for last mile solutions growing across commercial industries spanning delivery, utilities, telecom and food services, the opportunity to reduce pollution and improve the economics is vast. I am thrilled to be part of the team working to catalyze a new industry that can meaningfully reduce our impact on the planet.”

A veteran deep tech executive and recognized thought leader on Industrial IoT, Mr. Ballon brings more than 25 years of experience driving transformation at global technology companies. He was most recently VP & GM of Intel’s Internet of Things Group, where he pioneered AI and deep learning hardware and software solutions and oversaw a global, multi-billion-dollar P&L. Earlier, Jonathan was Co-Founder, Chief Operating Officer and Chief Strategy Officer of GE Digital, GE’s global software and analytics group. At GE, he launched the company’s first cloud-based software and infrastructure platform, Predix, and scaled the organization to support GE’s multi-billion-dollar software & services business. He previously spent more than a decade at Cisco Systems, ultimately serving as Corporate Vice President leading the Office of Strategy and Planning across the fastest growth areas of the business.

In December 2020, ELMS announced it entered into a definitive agreement to merge with Forum Merger III Corporation (Nasdaq: FIII), a special purpose acquisition company. The transaction is expected to close this month, subject to regulatory and stockholder approvals and other customary closing conditions. The combined company will be named Electric Last Mile Solutions, Inc. and will continue to be listed on the Nasdaq Capital Market under the new ticker symbol “ELMS.”

About Electric Last Mile, Inc.

ELMS is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELMS and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELMS of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELMS of evidence of the mutual written agreement of ELMS and SERES as to the date and time of the transfer of possession of the facility to ELMS, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for the special meeting of Forum stockholders to be held to approve, among other things, the business combination, because this document contains important information about Forum, ELMS and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as of May 20, 2021, the record date for the Special Meeting. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Electric Last Mile, Inc.

Media: elms-svc@sardverb.com

Investors: IR@electriclastmile.com

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